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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported)    February 1, 1999
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                            The Maxim Group, Inc.
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             (Exact name of registrant as specified in its charter)


        Delaware                       1-13099                   58-2060334
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
    of incorporation                                         Identification No.)


210 TownPark Drive, Kennesaw, Georgia                              30144
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code     (678) 355-4000
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                                Not applicable
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         (Former name or former address, if changed since last report)




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ITEM 8. CHANGE IN FISCAL YEAR.

    On February 1, 1999, the Company changed its fiscal year end from January 31 to the first Saturday following January 31. Accordingly, the first quarter of the new fiscal year ending February 5, 2000 ended on May 8, 1999.

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                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   THE MAXIM GROUP, INC.



                                   By: /s/ THOMAS P. LEAHEY
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                                           Thomas P. Leahey
                                           Executive Vice President--Finance


Dated: June 10, 1999





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